Exhibit (9)(d)(iii)


                              AMENDMENT TO INVESTMENT COMPANY SERVICES AGREEMENT

         This Agreement, dated as of the ___ day of ____________, 1998 made by and between Matthews International Funds, a Delaware business trust (the
"Trust") operating as a registered investment company under the Investment Company Act of 1940, as amended, and duly organized and existing under the laws of the State of Delaware and First Data Investor Services Group, Inc. ("Investor Services Group"), a Massachusetts corporation (collectively, the "Parties").
                                                 WITNESSETH THAT:
         WHEREAS, the Parties originally entered into an Investment Company Services Agreement dated October 1, 1997 (the "Agreement"), wherein Investor Services Group agreed to provide certain services to the Trust; and
         WHEREAS, the Parties wish to amend the Agreement to provide of the addition of a separate series of shares;
         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereto, intending to be legally bound, do hereby agree as follows:
         1.       To the amendment of Schedule "B" as attached; and
         2. The addition of the Matthews Japan Fund as set forth on the attached amended Schedule "C". IN WITNESS WHEREOF, the Parties hereto have caused this Agreement consisting of one typewritten page, together with amended Schedules "B" and "C", to be signed by their duly authorized officers as of the day and year first above written.


Matthews International Funds            First Data Investor Services Group, Inc.


By:  G. Paul Matthews, President    By:  Kenneth L. Kempf, Senior Vice President

                                                                   Schedule "B"

                                                   FEE SCHEDULE
                                                        FOR
                                           MATTHEWS INTERNATIONAL FUNDS


I. Fees related to Fund Administration, and Portfolio Valuation and Mutual Fund Accounting: (1/12th payable monthly)

         A. Subject to a minimum fee of $100,000 for each separate series of shares of the Trust (except for the Matthews Japan Fund, which shall be subject to a minimum fee of $40,000 so long as it does not offer multiple classes of shares) and subject to the discount as set forth below, the Trust agrees to pay Investor Services Group for services related to Fund Administration, and Portfolio Valuation and Mutual Fund Accounting at an annual rate of:

         .00100 on the first $250 million of average net assets of each separate series of shares .00075 on the next $250 million of average net assets of each separate series of shares .00050 on the next $250 million of average net assets of each separate series of shares .00030 on average net assets of each separate series of shares in excess of $750 million

         During the period October 1, 1997 to July 31, 1998, the annual fees set forth above are discounted on a monthly basis by 90% in the first month, 80% in the second month, 70% in the third month 60% in the fourth month, 50% in the fifth month, 40% in the sixth month, 30% in the seventh month, 20% in the eighth month 10% in the ninth month and the stated fees applying for the remaining term. In the event any separate series of shares= average net assets exceed $100mm, this discount shall no longer apply and the stated fees shall apply. See attachment outlining actual numerical fees.

         B.       Pricing Services Quotation Fee
         Specific costs will be identified based upon options selected by the Trust and will be billed monthly.

         Except for the Matthews Japan Fund, Investor Services Group does not currently pass along the charges for the U.S. equity prices supplied by Muller Data. Should the Series invest in security types other than domestic equities supplied by Muller, the following fees would apply.

                                                                 ----------------- ---------------- ----------------

                                                                   Muller Data       Interactive      J.J. Kenny
               Security Types                                         Corp.*         Data Corp.*      Co., Inc.*
               ------------------------------------------------- ----------------- ---------------- ----------------
               ------------------------------------------------- ----------------- ---------------- ----------------

               Government Bonds                                  $      .50        $      .50       $   .25 (a)
               ------------------------------------------------- ----------------- ---------------- ----------------
               ------------------------------------------------- ----------------- ---------------- ----------------

               Mortgage-Backed (evaluated, seasoned, closing)           .50               .50           .25 (a)
               ------------------------------------------------- ----------------- ---------------- ----------------
               ------------------------------------------------- ----------------- ---------------- ----------------

               Corporate Bonds (short and long term)                    .50               .50           .25 (a)
               ------------------------------------------------- ----------------- ---------------- ----------------



               ------------------------------------------------- ----------------- ---------------- ----------------

               U.S. Municipal Bonds (short and long term)               .55               .80           .50 (b)
               ------------------------------------------------- ----------------- ---------------- ----------------
               ------------------------------------------------- ----------------- ---------------- ----------------

               CMO's/ARM's/ABS                                         1.00               .80          1.00 (a)
               ------------------------------------------------- ----------------- ---------------- ----------------
               ------------------------------------------------- ----------------- ---------------- ----------------

               Convertible Bonds                                        .50               .50          1.00 (a)
               ------------------------------------------------- ----------------- ---------------- ----------------
               ------------------------------------------------- ----------------- ---------------- ----------------

               High Yield Bonds                                         .50               .50          1.00 (a)
               ------------------------------------------------- ----------------- ---------------- ----------------
               ------------------------------------------------- ----------------- ---------------- ----------------

               Mortgage-Backed Factors (per Issue per Month)           1.00               n/a             n/a
               ------------------------------------------------- ----------------- ---------------- ----------------
               ------------------------------------------------- ----------------- ---------------- ----------------

               U.S. Equities                                           .50               .15              n/a
               ------------------------------------------------- ----------------- ---------------- ----------------
               ------------------------------------------------- ----------------- ---------------- ----------------

               U.S. Options                                             n/a               .15             n/a
               ------------------------------------------------- ----------------- ---------------- ----------------
               ------------------------------------------------- ----------------- ---------------- ----------------

               Domestic Dividends & Capital Changes
               (per Issue per Month)                                    (d)              3.50             n/a
               ------------------------------------------------- ----------------- ---------------- ----------------
               ------------------------------------------------- ----------------- ---------------- ----------------

               Foreign Securities                                       .50               .50             n/a
               ------------------------------------------------- ----------------- ---------------- ----------------
               ------------------------------------------------- ----------------- ---------------- ----------------

               Foreign Securities Dividends & Capital Changes
               (per Issue per Month)                                   2.00              4.00             n/a
               ------------------------------------------------- ----------------- ---------------- ----------------
               ------------------------------------------------- ----------------- ---------------- ----------------

               Set-up Fees                                              n/a             n/a (e)         .25 (c)
               ------------------------------------------------- ----------------- ---------------- ----------------
               ------------------------------------------------- ----------------- ---------------- ----------------

               All Added Items                                          n/a               n/a           .25 (c)
               ------------------------------------------------- ----------------- ---------------- ----------------

         *        Based on  current  Vendor  costs,  subject  to  change.
                  Costs are quoted based on individual security CUSIP/identifiers and are per issue per day.
                  (a)      $35.00 per day minimum
                  (b)      $25.00 per day minimum
                  (c)      $ 1.00, if no CUSIP
                  (d)      At no additional cost except for the Matthews Japan
                           Fund
                  (e) Interactive Data also charges monthly transmission costs and disk storage charges.

                  1) Futures and Currency Forward Contracts $2.00 per Issue per Day



                  2)       Dow   Jones   Markets   (formerly   Telerate
                           Systems, Inc.)* (if applicable) *Based on current vendor costs, subject to change.

                           Specific costs will be identified based upon options selected by the Trust and will be billed monthly.

                  3)       Reuters, Inc.*
                              *Based on current vendor costs, subject to change.

                           Investor Services Group does not currently pass along the charges for the domestic security prices supplied by Reuters, Inc.

                  4)                Municipal   Market  Data*  (if   applicable)
                                    *Based on current vendor costs, subject to change.

                           Specific costs will be identified based upon options selected by the Trust and will be billed monthly.

II.      Fees related to Shareholder Servicing

         Subject to a minimum fee of $36,000 for each separate operating series of shares of the Trust and $16,500 for each additional operating class of shares within each series, and subject to the discount as set forth in section I.A. above, the Trust will be charged for maintenance of and transactions in each shareholder account as follows:

         A.       Account Fee: (1/12th payable monthly)

                  Annual/Semi Annual Dividend Fund:                   $10.00
                  Quarterly Dividend Fund                              12.00
                  Monthly Dividend Fund                                15.00
                  Daily Accrual Dividend Fund                          18.00
                  Inactive Account                                     3.60

         B.       Transaction Charges for Each Transaction in an Individual
                  Account:

                  Master/Omnibus Subscription or Liquidation  $1.00
                  Wire Order for each Broker Call                      4.00
                  New Account Registration; electronic                 0.40
                  New Account Registration; paper                      5.00
                  Rule 12b-1 Plan Calculation                          0.25

         C.       IRA's,  403(b)  Plans,  Defined   Contribution/Benefit  Plans:
                  Annual Maintenance Fee - $12.00/account per year (Normally charged to participants)

III.     Fees related to Custody of Fund Assets using Bank of New York

         A. Domestic Securities and ADRs: (1/12th payable monthly) U.S. Dollar Denominated Securities only

                  .00065            On the First              $ 10 Million of
                                                              Average Net Assets
                  .00035            On the Next               $ 20 Million of
                                                              Average Net Assets
                  .00025            On the Next               $ 20 Million of
                                                              Average Net Assets
                  .000175           On the Next               $ 50 Million of
                                                              Average Net Assets
                  .00015            On the Next               $150 Million of
                                                              Average Net Assets
                  .000125           Over                      $250 Million of
                                                              Average Net Assets

                  Minimum monthly fee is $50 per portfolio for the Matthews Japan Fund

         B. Custody Domestic Securities Transactions Charge: (billed monthly)

                  Book Entry DTC, Federal Book Entry, PTC                 $12.00
                  Physical/Options/GNMA/RIC's                             $24.00
                  Mortgage Backed Securities - Principal Pay Down Per Pool$11.00

                  A  transaction  includes  buys,  sells,   maturities  or  free
security movements.

         C.       When Issued, Securities Lending, Index Futures, etc.:
                  Should any investment vehicle require a separate segregated custody account, a fee of $250 per account per month will apply.

         D.       Custody of Foreign Securities per Global Portfolio:
                  (Bank of New York Custody Schedule)



               ===================================== ------------------------- =========================

                                         Countries     *Safekeeping Charges        Transaction Fee
                                                          (BASIS POINTS)                (USD)
                                                     ------------------------- =========================
                                                     ------------------------- =========================

               Argentina                                        22                        75
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Australia                                        5                         65
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Austria                                          6                         90
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Bangladesh                                       50                       180
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Belgium (reg bds)                               3.5                        80
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Belgium (equities and Cpn bds)                   6                         80
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Brazil                                           35                        40
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Canada                                           3                         20
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Chile                                            35                        65
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               China                                            25                        30
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Colombia                                         55                       165
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Czech Republic                                   28                        65
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Denmark                                         4.5                       110
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Euromarket (Cedel/Euroclear)                     4                         20
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Finland                                          16                        75
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               France                                           5                         75
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Germany                                          3                         40
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Greece                                           35                       150
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Hong Kong                                        13                        75
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Hungary                                          70                       205
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               India                                            55                      180**
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Indonesia                                        15                       115
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Ireland                                         4.5                        55
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Israel                                           80                        60
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Italy                                            5                         95
               ------------------------------------- ------------------------- =========================


               ===================================== ------------------------- =========================

                                         Countries     *Safekeeping Charges        Transaction Fee
                                                          (BASIS POINTS)                (USD)
                                                     ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Japan                                            5                         15
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Luxembourg                                       10                        85
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Malaysia                                         13                       115
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Mexico (bonds)                                   15                        30
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Netherlands                                      8                         17
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               New Zealand                                     4.5                        90
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Norway                                           4                         90
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Pakistan                                         45                       170
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Peru                                             80                       195
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Philippines                                     16.5                      125
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Poland                                           60                       155
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Portugal                                         35                       145
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Singapore                                        10                        60
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               South Africa                                     3                         40
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               South Korea                                      16                        30
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Spain                                            6                         55
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Sweden                                           4                         65
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Switzerland                                     4.5                       105
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Taiwan                                           21                       115
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Thailand                                         7                         50
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Turkey                                           35                       105
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               United Kingdom                                   4                         40
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               United Kingdom (gilts)                           5                         55
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Uruguay (Equities)                               65                        90
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Uruguay (bonds)                                  45                        90
               ------------------------------------- ------------------------- =========================
               ------------------------------------- ------------------------- =========================

               Venezuela                                        55                       180
               ------------------------------------- ------------------------- =========================

         Chart Notes:
         *        Fee expressed in basis points per annum is calculated based upon month-end market value

         **       Transaction charge is per 10,000 shares or part thereof

                  A  transaction  includes  buys,  sells,   maturities  or  Free
Security movements

                  Global Network Usage Fee:
                  $500 per portfolio per month

                  Minimum charges imposed by Agent  Banks/Local  Administrators:
                  Chile USD 5,000 per annum Columbia USD 600 per month Peru USD 6,000 per annum per account Brazil USD 15 basis points for annual administrative charge Taiwan USD 3,000 account opening charge

         E.       Custody Miscellaneous Fees:
                  Administrative fees incurred in certain local markets will be passed onto the customer with a detailed description of the fees. Fees include income collection, corporate action handling, overdraft charges, funds transfer, special local taxes, stamp duties, registration fees, messenger and courier services and other out-of-pocket expenses.

IV.      Out-of-Pocket Expenses

         The Trust will reimburse Investor Services Group monthly for all reasonable out-of-pocket expenses, including telephone, postage, EDGAR filings, Fund/SERV and Networking expenses, incoming wire charges, telecommunications, special reports, record retention, special transportation costs, copying and sending materials to auditors and/or regulatory agencies as incurred and approved.

V.       Additional Services

To the extent the Trust commences investment techniques such as Security Lending, Swaps, Leveraging, Short Sales, Derivatives, Precious Metals, or foreign currency futures and options, additional fees will apply. Activities of a non-recurring nature such as shareholder in-kinds, fund consolidations, mergers or reorganizations will be subject to negotiation. Any additional/enhanced services, programming requests, or reports will be quoted upon request.

VI.      Allocation of Fees

Notwithstanding the foregoing, the total of all fees payable under this Agreement shall be prorated on the basis of each series and/or class average net assets.

                                                                    SCHEDULE "C"


                                               IDENTIFICATION OF FUNDS



Below are listed the separate funds to which services under this Agreement are to be performed as of the Execution Date of this Agreement:

                                           Matthews International Funds

                             Matthews Pacific Tiger Funds - Class A and Class I
                                        Matthews Asian Growth and Income Fund
                                      Matthews Korea Fund - Class A and Class I
                       Matthews Dragon Century China Fund - Class A and Class I
                                                Matthews Japan Fund

 Class I = Institutional Class (no-load, no 12b-1, no CDSC, redemption fee of 1% on all redemptions made within 90 days of purchase)

  Class A = Retail Load Class (front-end load, 12b-1, redemption fee of 1% on $1 million or more redemptions made within 90 days of purchase)

This Schedule "C" may be amended from time to time by agreement of the Parties.